                                                                    EXHIBIT 25.1


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                          --------------------------
                                   FORM T-1
                          --------------------------

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF l939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                   [ ]  CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                      STATE STREET BANK AND TRUST COMPANY
           --------------------------------------------------------
              (Exact name of trustee as specified in its charter)

      Massachusetts                                            04-1867445
--------------------------                                  ----------------
(State of incorporation if                                  (I.R.S. Employer
    not a national bank                                     Identification No.)

              225 Franklin Street, Boston, Massachusetts   02110
            -------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

         John R. Towers, Executive Vice President and General Counsel,
               225 Franklin Street, Boston, Massachusetts 02110
                                (617) 654-3253
           --------------------------------------------------------
           (Name, address and telephone number of agent for service)

                            NEWPARK RESOURCES, INC.
                  See Schedule I for a List of the Guarantors
           --------------------------------------------------------
              (Exact name of obligor as specified in its charter)

            Delaware                                           72-1123385
       See Schedule I for                                  See Schedule I for
    Guarantors' Information                             Guarantors' Information
-------------------------------                      ---------------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

          3850 North Causeway, Suite 1770, Metairie, Louisiana  70002
        ------------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)

           8 5/8% Senior Subordinated Notes due 2007, Series B, and Guarantees of 8 5/8% Senior Subordinated Notes due 2007, Series B
        ------------------------------------------------------------------
                      (Title of the indenture securities)

Item l.   General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject:

               Department of Banking and Insurance of
               The Commonwealth of Massachusetts
               100 Cambridge Street
               Boston, Massachusetts

               Board of Governors of the Federal Reserve System
               Washington, D.C.

               Federal Deposit Insurance Corporation
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers:

               The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None with respect to the trustee or its parent, State Street Corporation.

Item l6. List of exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

          l. A copy of the Articles of Association of the trustee as now in effect.

               A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
               Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          2. A copy of the Certificate of Authority of the trustee to do Business.

               A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          3.   A copy of the Certification of Fiduciary Powers of the Trustee.

               A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          4.   A copy of the By-laws of the trustee as now in effect.

               A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee
               (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

          5. A consent of the trustee required by Section 32l(b) of the Act is annexed hereto as Exhibit 5 and made a part hereof.

          6. A copy of the latest Consolidated Reports of Condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

               A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 6 and made a part hereof.

                                     NOTES


          Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said
Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-l.

                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of l939, the trustee, State Street Bank and Trust Company, a Massachusetts trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 27th day of January, 1998.

                              STATE STREET BANK AND TRUST
                              COMPANY,
                              Trustee



                              By /s/ DENNIS FISHER
                                ---------------------------
                                Name:  Dennis Fisher
                                Title:  Assistant Vice President

                                   EXHIBIT 5


                            CONSENT OF THE TRUSTEE
                          REQUIRED BY SECTION 321(b)
                      OF THE TRUST INDENTURE ACT OF 1939


     The undersigned, as Trustee under an Indenture entered into among Newpark Resources, Inc., the Guarantors listed on Schedule I and State Street Bank and Trust Company, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                              STATE STREET BANK AND TRUST
                              COMPANY,
                              Trustee



                              By /s/ DENNIS FISHER
                              -----------------------------------
                                 Name:  Dennis Fisher
                                 Title:  Assistant Vice President



Dated:  January 27, 1998

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

ASSETS                                                                                                  THOUSANDS OF DOLLARS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin........................................                  1,665,142
   Interest-bearing balances.................................................................                  8,193,292
Securities...................................................................................                 10,238,113
Federal funds sold and securities purchased under agreements to resell
   in domestic offices of the bank and of its Edge subsidiary................................                  5,863,144
Loans and lease financing receivables:
   Loans and leases, net of unearned income................................ 4,936,454
   Allowance for loan and lease losses......................................   70,307
   Loans and leases, net of unearned income and allowance....................................                  4,866,147
Assets held in trading accounts..............................................................                    957,478
Premises and fixed assets....................................................................                    380,117
Other real estate owned......................................................................                        884
Investments in unconsolidated subsidiaries...................................................                     26,835
Customers' liability to this bank on acceptances outstanding.................................                     45,548
Intangible assets............................................................................                    158,080
Other assets.................................................................................                  1,066,957
                                                                                                              ----------
TOTAL ASSETS.................................................................................                 33,450,737
                                                                                                              ==========
LIABILITIES
Deposits:
   In domestic offices.......................................................................                  8,270,845
       Noninterest-bearing................................................  6,318,360
       Interest-bearing...................................................  1,952,485
   In foreign offices and Edge subsidiary....................................................                 12,760,086
       Noninterest-bearing................................................     53,052
       Interest-bearing................................................... 12,707,034
Federal funds purchased and securities sold under agreements to
   repurchase in domestic offices of the bank and of its Edge subsidiary.....................                  8,216,641
Demand notes issued to the U.S. Treasury and Trading Liabilities                                                 926,821
Other borrowed money.........................................................................                    671,164
Subordinated notes and debentures............................................................                          0
Bank's liability on acceptances executed and outstanding.....................................                     46,137
Other liabilities............................................................................                    745,529
                                                                                                              ----------
TOTAL LIABILITIES............................................................................                 31,637,223
                                                                                                              ==========
EQUITY CAPITAL
Perpetual preferred stock and related surplus................................................                          0
Common Stock.................................................................................                     29,931
Surplus......................................................................................                    360,717
Undivided profits and capital reserves/Net unrealized holding gains (losses).................                  1,426,881
Cumulative foreign currency translation adjustments..........................................                     (4,015)
TOTAL EQUITY CAPITAL.........................................................................                  1,813,514
                                                                                                              ----------
TOTAL LIABILITIES AND EQUITY CAPITAL.........................................................                 33,450,737
                                                                                                              ==========

I, Rex S. Schuette, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          David A. Spina
                                          Marshall N. Carter
                                          Charles F. Kaye

                                  SCHEDULE I



                              LIST OF GUARANTORS



EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS       STATE OR OTHER JURISDICTION OF         I.R.S. EMPLOYER IDENTIFICATION NO.
 CHARTER                                            INCORPORATION OR ORGANIZATION
-------------------------------------------------------------------------------------------------------------------------------
SOLOCO, L.L.C.                                                Louisiana                                72-1286785
-------------------------------------------------------------------------------------------------------------------------------
SOLOCO Texas, L.P.                                              Texas                                  72-1284720
-------------------------------------------------------------------------------------------------------------------------------
Batson-Mill, L.P.                                               Texas                                  72-1284721
-------------------------------------------------------------------------------------------------------------------------------
Newpark Texas, L.L.C.                                         Louisiana                                72-1286789
-------------------------------------------------------------------------------------------------------------------------------
Newpark Holdings, Inc.                                        Louisiana                                72-1286594
-------------------------------------------------------------------------------------------------------------------------------
Newpark Environmental Management Company                      Louisiana                                72-0770718
 L.L.C.
-------------------------------------------------------------------------------------------------------------------------------
Newpark Environmental Services of Texas L.P.                    Texas                                  72-1312748
-------------------------------------------------------------------------------------------------------------------------------
Newpark Drilling Fluids, Inc.                                   Texas                                  76-0294800
-------------------------------------------------------------------------------------------------------------------------------
Supreme Contractors, Inc.                                     Louisiana                                72-1089713
-------------------------------------------------------------------------------------------------------------------------------
Excalibar Minerals, Inc.                                        Texas                                  93-1055876
-------------------------------------------------------------------------------------------------------------------------------
Excalibar Minerals of LA, L.L.C.                              Louisiana                                72-1363543
-------------------------------------------------------------------------------------------------------------------------------
Chemical Technologies, Inc.                                     Texas                                  76-0476109
-------------------------------------------------------------------------------------------------------------------------------
Newpark Texas Drilling Fluids, L.P.                             Texas                                  76-0514960
-------------------------------------------------------------------------------------------------------------------------------
NES Permian Basin, L.P.                                         Texas                                  72-1397586
-------------------------------------------------------------------------------------------------------------------------------
Newpark Environmental Services, Inc.                          Delaware                                 72-1335837
-------------------------------------------------------------------------------------------------------------------------------
NID, L.P.                                                       Texas                                  72-1347084
-------------------------------------------------------------------------------------------------------------------------------
Bockmon Construction Company, Inc.                              Texas                                  74-1536217
-------------------------------------------------------------------------------------------------------------------------------
Newpark Environmental Services Mississippi,                  Mississippi                               72-1373214
 L.P.
-------------------------------------------------------------------------------------------------------------------------------
Newpark Shipholding Texas, L.P.                                 Texas                                  72-1286763
-------------------------------------------------------------------------------------------------------------------------------
Mallard & Mallard of LA, Inc.                                 Louisiana                                74-2062791
-------------------------------------------------------------------------------------------------------------------------------